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                                                                    Exhibit 20.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-6




Section 7.3 Indenture                               Distribution Date: 7/15/2004
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(i)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,888,250.00
            Class B Note Interest Requirement                        185,354.17
            Class C Note Interest Requirement                        305,812.50
                      Total                                         2,379,416.67

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.12396
            Class B Note Interest Requirement                           1.32396
            Class C Note Interest Requirement                           1.69896

(iii) Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,680,000,000
            Class B Note Principal Balance                          140,000,000
            Class C Note Principal Balance                          180,000,000

(iv)  Amount on deposit in Owner Trust Spread Account             20,000,000.00

(v)   Required Owner Trust Spread Account Amount                  20,000,000.00



                                          By:
                                                 --------------------

                                          Name:  Patricia M. Garvey
                                          Title: Vice President

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